UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante
San Clemente,
California	92672

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	GKOS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On August 6, 2020, Glaukos Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to furnish its earnings press release disclosing financial results for its second quarter ended June 30, 2020 as Exhibit 99.1 (the “Earnings Release”). This Current Report on Form 8-K/A amends the Initial Report to correct certain financial information included in the Earnings Release as further described below. This Current Report on Form 8-K/A. should be read in conjunction with the Initial Report.

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2020, the Company issued the Earnings Release, a copy of which was furnished as Exhibit 99.1 to the Initial Report. On August 10, 2020, the Company filed with the SEC its Quarterly Report on Form 10-Q for its second quarter ended June 30, 2020 (its “Quarterly Report”). In the financial statements contained in the Earnings Release, interest expense for the three and six months ended June 30, 2020 was overstated by $1.2 million, and other income (expense), net was overstated by an offsetting, corresponding $1.2 million. The interest expense and other income (expense), net for the three and six months ended June 30, 2020 are correctly reported in the Company’s Quarterly Report. The correction had no effect on the total non-operating (expense) income, net loss or basic and diluted net loss per share as reported in the Earnings Release furnished as Exhibit 99.1 to the Initial Report. A corrected copy of the Earnings Release is available on the Company’s website at investors.glaukos.com.

The information contained in this Item 2.02 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION (Registrant)

By:	/s/ Joseph E. Gilliam
	Name:	Joseph E. Gilliam
	Title:	Chief Financial Officer and Senior Vice President, Corporate Development

Date: August 10, 2020